UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 15, 2009

K's Media

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52760

(Commission File Number)

75-3263792

(I.R.S. Employer Identification No.)

Rm.1909,Tower A, The Spaces International Center.No.8,Dongdaqiao Road,
ChaoYang District, Beijing 100020,P.R China

(Address of Principal Executive Offices) (Zip Code)

86-10-5921-2200

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed on Form 8-K dated January 18, 2008, on January 18, 2008, K’s Media (the “Company”), completed a Share Exchange Agreement (the “Share Exchange Agreement”) dated December 23, 2007, with Orient Come Holdings Limited, a company organized under the laws of British Virgin Island (“Orient Come”) and Beijing K’s Media Advertising Ltd. Co., a limited liability company organized under the laws of the People’s Republic Of China (the “Chinese Advertisement Company”).  Pursuant to the terms of the Share Exchange Agreement, the shareholders of Orient Come (the “Orient Come Shareholders”) transferred to the Company all of the Orient Come shares in exchange for the issuance of 13,000,000 shares of the Company’s common stock (the “Acquisition”). As a result of the Acquisition, Orient Come became the Company’s wholly-owned subsidiary.

In addition, under the terms of the Share Exchange Agreement, 10,500,000 newly issued, but not outstanding restricted common shares of the Company’s common stock (the “Escrowed Shares”) were issued to the shareholders or their designed parties of Chinese Advertisement Company (the “Shareholders of the Chinese Advertising Company”) pursuant to an Escrow Agreement dated December 23, 2007 (the “Escrow Agreement”) with Orient Come, Chinese Advertisement Company, and Shareholders of Chinese Advertisement Company.  Under the Escrow Agreement, the Escrow Shares were deposited in an escrow account with an escrow agent and subject to release as provided under the Appendix to the Escrow Agreement.

On  January 31, 2008 the Escrow Agreement was amended pursuant to Amendment No. 1 to the Escrow Agreement to provide that, in addition to the original release terms, in the event of a merger or consolidation of the Company on or prior to the end of April of the fiscal year 2010, with or into another corporation or any other entity or the exchange of substantially all of the outstanding stock of the Company for shares of another entity or other property in which, after any such transaction the prior shareholders of the Company own less than fifty percent (50%) of the voting shares of the continuing or surviving entity, or in the event of the sale of all or substantially all of the assets of the Company, then all of the Escrowed Shares shall be released and distributed to the Shareholders of the Chinese Advertising Company.

On September 4, 2008 the Company entered into amendment 2 to the Escrow Agreement made as of the 23rd day of December 2007 by and between K’s Media; Orient Come Holdings Limited; Beijing K's Media Advertising Ltd. Co.; the Company’s management personnel; and Arnstein & Lehr LLP, a law firm.  Pursuant to the amendment Zhuang, Yan; Chang, Lin and Wu, LiHong each transferred the right to receive 100,000 escrowed shares, and Lu, Yong assigned the right to receive 300,000 escrowed shares, to Andy Pang.  Mr. Pang currently serves as Chief Operating Officer of the Company. The assigned escrowed shares of common stock remain subject to the escrow agreement, as amended.

On June 4, 2009, the Company entered into amendment 3 to the Escrow Agreement made as of the 23rd day of December 2007 by and between K’s Media; Orient Come Holdings Limited; Beijing K's Media Advertising Ltd. Co.; an affiliate of Shine MultiMedia Co., Ltd. (“Shine”), a provider of services to the Company and Arnstein & Lehr LLP, a law firm. The remaining 2,625,000 (25%) escrowed shares are issuable to an affiliate of Shine Company and are being held pending the Company’s entering into advertising agreements with KTV clubs as facilitated by the affiliate.  Due to the change of the overall economic environment during the second half of 2008, and under the new condition, 1,575,000 escrowed shares have been released to the affiliate of Shine in July 2009. On the second and third anniversaries, 525,000 (20% each year) of the escrowed shares will be released if the affiliate has signed up more than 600 KTV clubs during the respective year under advertising agreements with the Company. If between 300 and 600 KTV clubs have signed advertising agreements during the year the number of shares to be released will be reduced on a pro rata basis. If less than 300 KTV clubs have signed advertising agreements with the Company during each of those years, then 525,000 (20% per year) of the escrowed shares will be returned to the Company, and the affiliate will no longer be entitled to the shares. Pursuant to amendment 3 to the Escrow Agreement, 1,575,000 shares have been issued to an affiliate of Shine.

On August 4, 2009, the Company entered into amendment 4 to the Escrow Agreement to extend the achievement of $2,118,789 of audited signed sales from K's Media's operations for K's Media fiscal year ended December 31, 2008 to 16 months from January 1, 2008 to April 30, 2009 (the "2009 Amended Performance Threshold") and $15,980,447 of the audited signed sales from K's Media's operations results for K's Media fiscal year ended April 30, 2010 (the "2010 Amended Performance Threshold"), and $36,929,605 of the audited signed sales from K's Media's operations results for K's Media fiscal year ended April 30, 2011 (the "2011 Amended Performance Threshold"). If K's Media achieved each of the 2009, 2010 and 2011 Amended Performance Threshold, one third of the Escrow Shares will be released to shareholders of K’s Media every performance period for a total of 3.33 years. If Performance Threshold is not achieved, a number of Escrow Shares (such number to be determined by the formula as set forth in the Escrow Agreement) will be returned to the Company for cancellation within 30 days after the Company files its Form 10-K with SEC. Upon the termination of the Escrow agreement, any and all Escrow shares remaining in the Escrow account shall be returned to the Company for cancellation.  The remaining 2,625,000 being held as security for K's Media entering into advertising agreements with entertainment clubs facilitated by the service provider. If at the end of 16 months ended April 30, 2009 the service provider has signed up less than 300 entertainment clubs under advertising agreements with K's Media, then 60% of the 2,625,000 shares shall be cancelled within 30 days after the Company files its Form 10-K with SEC.  If at the end of K's Media fiscal year ended April 30, 2010 and K's Media fiscal year ended April 30, 2011 the service provider has facilitated less than 600 advertising agreements per each year, then 20% of the 2,625,000 shares shall be cancelled respectively within 30 days after the Company files its Form 10-K with SEC.

On September 7, 2009, , the Company entered into amendment 4 to the Escrow Agreement to extend the cancellation time from within 30 days after the Company files its Form 10-K with SEC to within 75 days after the Company files its Form 10-K with SEC.

A copy of the Share Exchange Agreement, Escrow Agreement and Amendment No.1 to the Escrow Agreement are incorporated herein by reference and are filed as Exhibits to this Form 8-K. The description of the transactions contemplated by the Share Exchange Agreement, Escrow Agreement and Amendment No. 1 to the Escrow Agreement set forth herein do not purport to be complete and is qualified in its entirety by reference to the full text of the exhibits filed herewith and incorporated by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Share Exchange Agreement dated as of December 23, 2007. (1)

10.1	Escrow Agreement, dated as of December 23, 2007. (1)

10.1.5	Amendment No. 1 to Escrow Agreement dated January 31, 2008. (2)

10.1.6	Amendment No. 2 to Escrow Agreement dated September 4, 2008

10.1.7	Amendment No. 3 to Escrow Agreement dated June 4, 2009

10.1.8	Amendment No. 4 to Escrow Agreement dated August 4, 2009

10.1.9	Amendment No. 5 to Escrow Agreement dated August 4, 2009

(1)	Previously filed on Form 8-K dated January 18, 2008.

(2)	Previously filed on Form 8-K dated January 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K’s Media

By:  /s/ Ke Wang

Name:                      Ke Wang
Title:                      Chairman
Dated:                      September 15, 2009